Exhibit 99.1

Investor Presentation February 2020 Not for promotional use

Forward-Looking Statements

This presentation contains forward-looking statements that involve substantial risks and uncertainties. "Forward-looking statements," as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "intends," "potential," "continues," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements. The forward-looking statements in this presentation are based upon the Company's current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company's actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timing discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to successfully commercialize or maintain U.S. approval for ARIKAYCE, the Company's only approved product; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company's inability to obtain full approval of ARIKAYCE from the FDA, including the risk that the Company will not timely and successfully complete the study and validate a patient reported outcome (PRO) tool and conduct and complete the confirmatory post-marketing study required for full approval; inability of the Company, PARI or the Company's other third party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company's inability to obtain adequate reimbursement from government or third-party payors for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE; inaccuracies in the Company's estimates of the size of the potential markets for ARIKAYCE or in data the Company has used to identify physicians, the expected rates of patient uptake, the duration of expected treatment, or expected patient adherence or discontinuation rates; the Company's inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE; failure to obtain regulatory approval to expand ARIKAYCE's indication to a broader patient population; risks that the full set of data from the WILLOW study will not be consistent with the top-line results of the study; failure to successfully conduct future clinical trials for ARIKAYCE and the Company's product candidates, including due to the Company's limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and the Company's inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval; risks that the Company's clinical studies will be delayed or that serious side effects will be identified during drug development; failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S. or for the Company's product candidates in the U.S., Europe, Japan or other markets, including in the United Kingdom as a result of its recent exit from the European Union; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company's product candidates for commercial or clinical needs, to conduct the Company's clinical trials, or to comply with laws and regulations that impact the Company's business or agreements with the Company; the Company's inability to attract and retain key personnel or to effectively manage the Company's growth; the Company's inability to adapt to its highly competitive and changing environment; the Company's inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by its agreements related to ARIKAYCE or the Company's product candidates, including its license agreements with PARI and AstraZeneca AB, and failure of the Company to comply with its obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; limited experience operating internationally; changes in laws and regulations applicable to the Company's business, including any pricing reform and failure to comply with such laws and regulations; inability to repay the Company's existing indebtedness and uncertainties with respect to the Company's ability to access future capital; and delays in the execution of plans to build out an additional FDA-approved third-party manufacturing facility and unexpected expenses associated with those plans. The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequent Company filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the Securities and Exchange Commission, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

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• LIMITED POPULATION: ARIKAYCE is indicated in adults, who have limited or no alternative treatment options, for the treatment of Mycobacterium avium complex (MAC) lung disease as part of a combination antibacterial drug regimen in patients who do not achieve negative sputum cultures after a minimum of 6 consecutive months of a multidrug background regimen therapy. As only limited clinical safety and effectiveness data for ARIKAYCE are currently available, reserve ARIKAYCE for use in adults who have limited or no alternative treatment options . This drug is indicated for use in a limited and specific population of patients. • This indication is approved under accelerated approval based on achieving sputum culture conversion (defined as 3 consecutive negative monthly sputum cultures) by Month 6. Clinical benefit has not yet been established. Continued approval for this indication may be contingent upon verification and description of clinical benefit in confirmatory trials . • Limitation of Use : ARIKAYCE has only been studied in patients with refractory MAC lung disease defined as patients who did not achieve negative sputum cultures after a minimum of 6 consecutive months of a multidrug background regimen therapy. The use of ARIKAYCE is not recommended for patients with non - refractory MAC lung disease. 3 ARIKAYCE Indication and Use Not for promotional use WARNING: RISK OF INCREASED RESPIRATORY ADVERSE REACTIONS ARIKAYCE has been associated with an increased risk of respiratory adverse reactions, including hypersensitivity pneumonitis, hemoptysis, bronchospasm, and exacerbation of underlying pulmonary disease that have led to hospitalizations in some cases.

To transform the lives of patients with serious and rare diseases Our Mission Not for promotional use 4

5 Insmed 2020: Supporting the Next Stage of Growth ARIKAYCE Successful commercial launch in the U.S. INS1007 Late - stage program with novel mechanism of action and broad potential Potential $1B market opportunities Strong patent protection Commitment to Patients Focus on unmet needs and delivering meaningful results Not for promotional use Not for promotional use 5

About ARIKAYCE 6 Not for promotional use

What is MAC Lung Disease? 7 Mycobacterium avium complex (MAC) lung disease is a rare, progressive, and chronic condition that can cause severe, permanent damage to the lungs. The disease is caused by bacteria in the environment and is more likely to affect those with a history of lung conditions, like bronchiectasis, chronic obstructive pulmonary disease (COPD), or asthma. Prior to the approval of ARIKAYCE, there were no inhaled therapies approved specifically for the treatment of patients with MAC lung disease. Not for promotional use

8 ARIKAYCE Developed to Address Significant Unmet Need in MAC Lung Disease Pulmovance™ liposomal technology delivers drug directly to site of infection; prolongs release of amikacin in the lungs while limiting systemic exposure Not for promotional use An inhaled, innovative, once - daily formulation of liposomal amikacin Uptake in the Lung Macrophage

Commercial Approach: Near-Term Focus on U.S. Launch; Expansion to EU and Japan



U.S.

80K - 90K
total diagnosed MAC patients (2019E)*

12K - 17K
total refractory MAC patients (2019E)*

EU5†

~14K
total diagnosed NTM patients (2018E)*

~1,400
total refractory MAC patients (2018E)*

Japan

125K - 145K
total diagnosed NTM patients (2018E)*

15K - 18K
total refractory MAC patients (2018E)*

*Source: Internal analysis of published NTM epidemiology, primary market research with treating HCPs, and anonymized patient level claims data in US

† EU5 comprised of France, Germany, Italy, Spain and the United Kingdom

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U.S. Commercial Update as of 12/31/19 10 Strong 2019 Sales • $136.5 million for full - year 2019 • $45.7 million in 4Q 2019 Engaged HCP and Patient Community • Positive physician feedback • Over 1,900 unique prescribers since launch Supportive Payor Landscape • Continued positive reimbursement trends Not for promotional use

$21.9 $30.0 $38.9 $45.7 1Q19 2Q19 3Q19 4Q19 Total Revenue (in millions) Quarter Total Revenue by Quarter 11 ARIKAYCE Revenues Expected Drivers for 2020 Performance • Peer - reviewed publication of potential solutions to manage most common adverse events • Potential update to NTM treatment guidelines • Continued penetration into eligible treatment population • Increased efforts to expand the depth and breadth of prescriber base • Duration of therapy and potential re - treatment

12 Estimated 2019 U.S. Market Opportunity in NTM Refractory MAC 12K - 17K NTM Caused By MAC* 80K - 90K Diagnosed NTM* 95K - 115K Launch Population Life - Cycle Management and Label Expansion Potential Potential progression toward use as front - line or maintenance therapy Life Cycle Management* Launch focus Treatment Duration *Insmed is evaluating ARIKAYCE for use in these populations, but has not received FDA approval for either indication. Not for promotional use

13 Screen Failure but pass required subset of screen tests Proposed Registration Study for Frontline Indication Not for promotional use Screening Blinded Registration Study ARIKAYCE + AZI* + ETH* Placebo + AZI + ETH Key Endpoints Month 13 Culture Negativity Endpoints Month 15 R Months 1 - 12 E ARIKAYCE Treatment Endpoints to include • Microbiological endpoints • PROs • Function endpoints Parallel cohort study to generate data in the new population prior to enrollment completion of registration study Off Treatment* Months 1 - 6 Key Endpoints Positive Screen Cohort Study Month 7 Off Treatment** *Azithromycin (AZI), Ethambutol (ETH) **Patients will be enrolled into separate OLE/Natural History Study

• Redundant drug supply chain • Commercial - scale manufacturing capacity on - line and expansion under way 14 Established Supply Chain *Patheon long term project initiated 4Q 2017 but not yet completed * Not for promotional use 50L 200L 450L

15 ARIKAYCE: Multiple Layers of Market Exclusivity 2033 2027 2030 2028 2029 2026 2031 2032 2034 2035 U.S. patent portfolio Regulatory exclusivity periods (U.S./EU) Japanese patent portfolio* • Patent exclusivity to 2035 • U.S.: 12 - year exclusivity (orphan and QIDP designations) • EU: 10 - year exclusivity (orphan designation)* • Patent exclusivity to 2035* • Patent exclusivity to 2035* Not for promotional use *Company has not received regulatory approval for ARIKAYCE in either EU or Japan.

Growing Pipeline 16 PRECLINICAL PHASE 1 PHASE 2 PHASE 3 APPROVED ARIKAYCE ® ( Amikacin Liposome Inhalation Suspension) Refractory NTM: M. avium complex (MAC) ARIKAYCE ® (Amikacin Liposome Inhalation Suspension) Lifecycle Management Front line, maintenance, other non - MAC NTM species, e.g., M. Abscessus INS1007: DPP1 Inhibitor Bronchiectasis INS1009: Inhaled Prostanoid Pulmonary arterial hypertension (PAH) RV94 Gram - positive infections Internal R&D Various indications Corporate Development * As a condition of accelerated approval, Insmed is collaborating with the FDA on the design of an additional clinical study to support full approval. The study design is currently under discussion with FDA and is proposed to be a randomized, double - blind, placebo - controlled clinical trial to assess and describe the clinical benefit of ARIK AYCE in patients with NTM lung disease caused by MAC. * Not for promotional use

About INS1007 for Non - Cystic Fibrosis Bronchiectasis (NCFBE) 17 Not for promotional use

Model for Bronchiectasis Pathogenesis 18 An environmental insult or disease process leads to bronchial wall destruction and dilation Structural damage impairs protective mucociliary clearance Increased susceptibility to chronic bacterial infection and colonization AIRWAY DESTRUCTION ABNORMAL MUCOCILIARY CLEARANCE BACTERIAL COLONIZATION Bronchiectasis vicious cycle Persistent inflammatory response, causing lung damage INFLAMMATION

INS1007: Oral, Reversible Inhibitor of Dipeptidyl Peptidase 1 (DPP1)

Novel Mechanism

- DPP1 catalyzes activation of neutrophil serine proteases (NSPs) in neutrophils
- NSPs are key agents of neutrophil-mediated inflammation, tissue damage, and excessive mucus production involved in bronchiectasis

Bronchiectasis: A Severe, Chronic Pulmonary Disorder

- Cycle of infection, inflammation, and lung tissue damage as bronchi become permanently dilated
- Non-CF bronchiectasis affects ~340,000 to ~520,000* patients in U.S.
- **No therapies currently approved in U.S., EU or Japan**

*Weycker, et al. Prevalence and incidence of noncystic fibrosis bronchiectasis among US adults in 2013. Chronic Respiratory Disease. 2017

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20 INS1007 is a Potent DPP1 Inhibitor that Prevents NSP Activation During Neutrophil Maturation Neutrophil serine proteases (NSPs) are activated by dipeptidyl peptidase 1 (DPP1) during neutrophil maturation in bone marrow INS1007 inhibits DPP1, preventing activation of NSPs; neutrophils mature and are released without active NSPs

INS1007 in NCFBE: The Willow Study

NCFBE confirmed by CT scan
With documented history of ≥2 pulmonary exacerbations in prior 12 months

Randomized 1:1:1
Double Blind
256 Patients

Screening up to 6 weeks for sputum evaluation and periodontal evaluation

INS1007 10 mg once daily	INS1007 25 mg once daily	Placebo

24 weeks treatment
4 weeks post-treatment follow-up

Primary Efficacy: Time to first pulmonary exacerbation
Secondary Efficacy:
- Rate of pulmonary exacerbations*
- Change in the Respiratory Symptoms Domain Score of the Quality of Life Bronchiectasis questionnaire
- Change in post-bronchodilator FEV1
- Change in concentration of active neutrophil elastase in sputum

Safety: Tolerability (e.g., AEs and AEs of special interest – infection, skin, and periodontal conditions)

*Company plans to advance development of INS 1007 with trial results of a minimum of 20% reduction in rate of pulmonary exacerbations between placebo and active study arms and an acceptable safety profile

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Top - Line Data: WILLOW Study Achieves Primary Endpoint 22 ^ Two sided p - value Time to First Exacerbation vs. Placebo INS1007 10 mg INS1007 25 mg p - value ^ 0.027 0.044 Hazard Ratio p - value ^ 0.58 0.029 0.62 0.046 Risk of having an exacerbation over the course of six months reduced by up to 40% with INS1007

Frequency of Pulmonary Exacerbations INS1007 10 mg (N=82) INS1007 25 mg (N=87) Reduction vs. Placebo 36% 25% p - value 0.041 0.167 23 Top - Line Data: WILLOW Study Achieves Key Secondary Endpoint FDA Guidance: Frequency of pulmonary exacerbation should be the primary endpoint in Phase 3

WILLOW Safety Data • INS1007 was generally well - tolerated in the WILLOW study • Most common adverse events (AEs) in patients treated with INS1007 were cough, headache, sputum increase, dyspnea, fatigue, and upper respiratory tract infection 24 Placebo INS1007 10 mg INS1007 25 mg Rates of adverse events (AEs) leading to discontinuation 10.6% 7.4% 6.7% Rates of adverse events of special interest (AESIs) Periodontal disease 2.4% 7.4% 10.1% Hyperkeratosis 0% 3.7% 1.1% Infections that were considered AESIs 18.8% 16.0% 16.9%

25 Financial Highlights Full Year 2020 Financial Guidance • Full year 2020 revenues for ARIKAYCE expected to be $180M - $220M • Full year adjusted operating expenses* expected to be $340M - $360M As of December 31, 2019 • Cash and cash equivalents $487.4 million • Common shares outstanding** 89.7 million *Adjusted operating expenses is a non - GAAP financial measure, which Insmed defines as total operating expenses less stock - based compensation expense, depreciation, amortization of intangibles and an approval - based milestone related to ARIKAYCE, which is payable under our amended agreements with CFFT. **Common shares outstanding excludes stock options, unvested RSUs and shares underlying outstanding Convertible Notes.

Appendix 26

WILLOW: Baseline Characteristics in ITT Population Placebo (n=87) INS1007 10 mg (n=82) INS1007 25 mg (n=87) Sex, Female (%) 55 (63.2) 57 (69.5) 62 (71.3) Age ( yrs ), mean ± SD 64.0 (11.86) 64.6 (12.42) 63.7 (12.67) Age ≥65 years Age ≥75 years 54 (62.1) 14 (16.1) 48 (58.5) 20 (24.4) 48 (55.2) 14 (16.1) Race (%) • White • Black or African American • Asian • Native Hawaiian • Other 71 (81.6) 2 (2.3) 13 (14.9) 1 (1.1) 0 76 (92.7) 0 5 (6.1) 1 (1.2) 0 78 (89.7) 2 (2.3) 5 (5.7) 1 (1.1) 1 (1.1) Chronic use of macrolides* 14 (16.1) 10 (12.2) 16 (18.4) Baseline Pseudomonas Aeruginosa* 29 (33.3) 27 (32.9) 33 (37.9) Median (IQR) BSI score 7.0 8.0 8.0 Three or more exacerbations in prior 12 months 25 (28.7) 23 (28) 36 (41.4) Hospitalized for exacerbation in prior 24 months 30 (34.5) 31 (37.8) 31 (35.6) Neutrophil Elasase ( NE ) in Sputum (%) BLQ LLOQ to < 20 µg/mL >= 20 µg/mL 18 (20.7) 42 (48.3) 24 (27.6) 23 (28) 28 (34.1) 31 (37.8) 21 (24.1) 36 (41.4) 29 (33.3) History of Asthma 25 (28.7) 18 (22) 21 (24.1) History of COPD 17 (19.5) 12 (14.6) 13 (14.9) *Stratification criteria

28 WILLOW: Hazard Ratio Pulmonary Exacerbation by Subgroup

29 WILLOW: Frequency of Pulmonary Exacerbations by Subgroup

• Dry powder, inhaled treprostinil prodrug formulation • Designed to provide sustained release of treprostinil to the lung over a prolonged period. • Potential benefits of INS1009: • Potential to be disease - modifying, with impact on vascular remodeling • Superior tolerability observed in animal models • Designed to provide sustained effect with once - daily dosing • Potential for better efficacy vs. other prostanoids due to expected lack of dose - limiting tolerability • Status: Plan to initiate Phase 1 in 2020 30 INS1009: Dry Powder Inhaled Prostanoid for Pulmonary Arterial Hypertension (PAH) PAH: An Orphan Cardiovascular Disease

RV94: For the Treatment of Gram - Positive Infections 31 • Semisynthetic lipoglycopeptide designed to be used as a once - daily inhaled therapy for CF patients with pulmonary MRSA infection New Chemical Entity • Up to 60x more potent than vancomycin in pulmonary MRSA infections in animal models • 30x more potent than vancomycin in a MRSA MIC assay Greater Activity than Vancomycin • Improve pulmonary function and respiratory symptoms, and reduce the frequency of exacerbations and overall antibiotic usage Goal

Opportunity for Synergistic Portfolio in Additional Lung Disease Indications 32 NTM Cystic Fibrosis ARIKAYCE INS1007 Bronchiectasis RV94 INS1007

Thank You Not for promotional use 33